UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D. C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported): July 16, 2003

                         Commission File Number 0-10235

                               GENTEX CORPORATION
             (Exact name of registrant as specified in its charter)

        Michigan                                        38-2030505
(State of Incorporation)                   (I.R.S. Employer Identification No.)

600 North Centennial Street, Zeeland, Michigan            49464
(Address of principal executive offices)                (Zip Code)

       Registrant's telephone number, including area code: (616) 772-1800


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ITEM 7 FINANCIAL STATEMENTS AND EXHIBITS

(c)   Exhibits

      99 News release issued by the registrant on July 16, 2003, with respect to financial results for the second quarter ended June 30, 2003.

ITEM 9 REGULATION FD DISCLOSURE - On July 16, 2003, Gentex Corporation issued a news release announcing results for the second quarter of fiscal 2003. A copy of the news release is attached hereto as Exhibit 99. This information furnished under "ITEM 9 REGULATION FD DISCLOSURE" is intended to be furnished under "ITEM 12 RESULTS OF OPERATIONS AND FINANCIAL CONDITION" in accordance with SEC Release No. 33-8216.

The information in this Form 8-K and the attached Exhibit shall not be deemed filed for purposes of Section 18 of the Securities Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference in such filing.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                               GENTEX CORPORATION

                           BY: /s/ Enoch Jen
                               --------------------
                               Enoch Jen
                               Vice President - Finance and
                               Chief Financial Officer

Date: July 16, 2003


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